Exhibit 99.1

AGREEMENT AND PLAN OF MERGER
OF
HALOZYME THERAPEUTICS, INC.
(A NEVADA CORPORATION)
WITH
AND INTO
HALOZYME THERAPEUTICS, INC.
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of November 14, 2007, by and between Halozyme Therapeutics, Inc., a Nevada corporation (“HALO-Nevada”), and Halozyme Therapeutics, Inc., a Delaware corporation and wholly-owned subsidiary of HALO-Nevada (“HALO-Delaware”), is made with respect to the following facts.

RECITALS

WHEREAS, HALO-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, HALO-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for HALO-Nevada and HALO-Delaware have determined that, for purposes of effecting the reincorporation of HALO-Nevada in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that HALO-Nevada merge with and into HALO-Delaware so that HALO-Delaware is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors HALO-Nevada and HALO-Delaware, the stockholders of HALO-Nevada, and the sole stockholder of HALO-Delaware have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I

THE MERGER

1.1  The Merger; Surviving Corporation.  Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.5 below), HALO-Nevada shall be merged with and into HALO-Delaware, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the Nevada Revised Statutes (the “NRS”), and the separate existence of HALO-Nevada shall cease. HALO-Delaware shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2  Constituent Corporations.  The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a) HALO-Nevada: Halozyme Therapeutics, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address of 11588 Sorrento Valley Road, Suite 17, San Diego, CA 92121; and

(b) HALO-Delaware: Halozyme Therapeutics, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address of 11588 Sorrento Valley Road, Suite 17, San Diego, CA 92121.

1.3  Surviving Corporation.  Halozyme Therapeutics, Inc., a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4  Address of Principal Office of the Surviving Corporation.  The address of HALO-Delaware, as the Surviving Corporation, shall be 11588 Sorrento Valley Road, Suite 17, San Diego, CA 92121.

1.5  Effective Time.  The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of HALO-Nevada by the Board of Directors of HALO-Nevada and approved by a majority of the voting power of the outstanding stock of HALO-Nevada entitled to vote thereon, in accordance with the requirements of the NRS;

(b) This Agreement and the Merger shall have been adopted by the Board of Directors of HALO-Delaware in accordance with the requirements of the DGCL;

(c) The effective date of the Merger as stated in the executed Articles of Merger (the “Articles of Merger”) filed with the Secretary of State for the State of Nevada; and

(d) An executed Certificate of Merger (the “Certificate of Merger”) or an executed counterpart to this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6  Effect of the Merger.  The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, the Certificate of Merger and the applicable provisions of the DGCL and the NRS. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of HALO-Nevada shall vest in HALO-Delaware, as the Surviving Corporation, and all debts, liabilities and duties of HALO-Nevada shall become the debts, liabilities and duties of HALO-Delaware, as the Surviving Corporation.

1.7  Certificate of Incorporation; Bylaws.

(a) From and after the Effective Time, the Certificate of Incorporation of HALO-Delaware shall be the Certificate of Incorporation of the Surviving Corporation.

(b) From and after the Effective Time, the Bylaws of HALO-Delaware as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.8  Officers and Directors.  The officers of HALO-Nevada immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of HALO-Nevada immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain as directors for the term dictated by each director’s class of directorship (e.g. Class I, Class II or Class III) until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II

CONVERSION OF SHARES

2.1  Conversion of Common Stock of HALO-Nevada.  At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of HALO-Nevada:

(a) each share of common stock of HALO-Nevada, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.001, of HALO-Delaware’s common stock, $.001 par value per share (the “Common Stock”); and

(b) the one thousand shares of HALO-Delaware common stock owned by HALO-Nevada shall be canceled at the Effective Time.

2.2  HALO-Nevada Options, Stock Purchase Rights, Convertible Securities.

(a) From and after the Effective Time, the Surviving Corporation shall assume the obligations of HALO-Nevada under, and continue, the option plans and all other employee benefit plans of HALO-Nevada. Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, HALO-Nevada common stock (a “Right”) shall become, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of HALO-Nevada common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such HALO-Nevada Right from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding HALO-Nevada common stock. Such common stock is subject to paragraph 2.1 hereof.

(b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of HALO-Nevada common stock so reserved immediately prior to the Effective Time.

2.3  Certificates.  At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock, options, warrants or other securities of HALO-Nevada shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, options, warrants or other securities of HALO-Delaware, as the case may be, into which the shares of common stock, options, warrants or other securities of HALO-Nevada represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, options, warrants or other securities of HALO-Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1  Transfer, Conveyance and Assumption.  At the Effective Time, HALO-Delaware shall continue in existence as the Surviving Corporation, and without further action on the part of HALO-Nevada or HALO-Delaware, succeed to and possess all the rights, privileges and powers of HALO-Nevada, and all the assets and property of whatever kind and character of HALO-Nevada shall vest in HALO-Delaware without further act or deed. Thereafter, HALO-Delaware, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of HALO-Nevada, and any claim or judgment against HALO-Nevada may be enforced against HALO-Delaware as the Surviving Corporation, in accordance with Section 259 of the DGCL.

3.2  Further Assurances.  If at any time HALO-Delaware shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of HALO- Nevada, or otherwise to carry out the provisions hereof, officers of HALO-Nevada as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in HALO-Delaware and otherwise to carry out the provisions hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF HALO-NEVADA

HALO-Nevada represents and warrants to HALO-Delaware as follows:

4.1  Validity of Actions.  HALO-Nevada (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of HALO-

Nevada. HALO-Nevada has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of HALO-Nevada, enforceable against HALO-Nevada in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of HALO-Nevada’s Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which HALO-Nevada is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HALO-DELAWARE

HALO-Delaware represents and warrants to HALO-Nevada as follows:

5.1  Validity of Actions.  HALO-Delaware (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of HALO-Delaware. HALO- Delaware has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of HALO- Delaware, enforceable against HALO- Delaware in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Certificate of Incorporation or Bylaws of HALO-Delaware nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which HALO-Delaware is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI

FURTHER ACTIONS

6.1  Additional Documents.  At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

The obligation of HALO-Delaware and of HALO-Nevada to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

7.1  Bring Down.  The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made as of the Effective Time.

7.2  No Statute, Rule or Regulation Affecting.  At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3  Satisfaction of Conditions.  All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII

TERMINATION; AMENDMENT; WAIVER

8.1  Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of HALO-Delaware and the Board of Directors of HALO-Nevada.

8.2  Amendment.  The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that any such amendment must first be approved by the Board of Directors of HALO-Nevada.

8.3  Waiver.  At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX

MISCELLANEOUS

9.1  Expenses.  If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by HALO-Delaware.

9.2  Notice.  Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

In the case of HALO-Delaware:

HALOZYME THERAPEUTICS, INC.
11588 Sorrento Valley Road, Suite 17
San Diego, CA 92121

In the case of HALO-Nevada:

HALOZYME THERAPEUTICS, INC.
11588 Sorrento Valley Road, Suite 17
San Diego, CA 92121

9.3  Non-Assignability.  This Agreement shall not be assignable by any of the parties hereto.

9.4  Entire Agreement.  This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6  Headings.  The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7  Gender; Number.  All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8  Severability.  The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

HALOZYME THERAPEUTICS, INC.,
a Nevada Corporation

By: /s/ Jonathan E. Lim
Jonathan E. Lim
President and Chief Executive Officer

HALOZYME THERAPEUTICS, INC.,
a Delaware Corporation

By: /s/ Jonathan E. Lim
Jonathan E. Lim
President and Chief Executive Officer